United States
Securities and Exchange Commission
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant To Section 13 or 15(d) Of
The Securities Exchange Act of 1934

Date of Earliest Report Event:  October 1, 2015

Spine Injury Solutions, Inc.
 (Exact name of registrant as specified in its charter)

Delaware	000-27407	98-0187705
(State Or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5225 Katy Freeway
Suite 600
Houston, Texas   77007
(Address of principal executive office) (Postal Code)

(713) 521-4220
(Registrant’s telephone number)

Spine Pain Management, Inc.
(Former name or former address, if changed since last report)

Item 5.03  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective October 1, 2015, we amended our Certificate of Incorporation, as amended, to change our name from Spine Pain Management, Inc. to Spine Injury Solutions, Inc.  The amendment was duly approved by our Board of Directors on September 24, 2015 and was effective with the Delaware Secretary of State on October 1, 2015.  Stockholder approval of this amendment was not required pursuant to Section 242(b)(1) of the General Corporation Law of Delaware.

Our common stock will continue to trade under the ticker symbol “SPIN.”  The CUSIP number for our common stock has changed to 84845X106.

A copy of the Certificate of Amendment is attached hereto as Exhibit 3.1, which is incorporated by reference herein. A copy of the press release announcing the name change is attached hereto as Exhibit 99.1.

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits

3.1	Certificate of Amendment to Certificate of Incorporation

99.1	Copy of press release issued on October 7, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

SPINE INJURY SOLUTIONS, INC.

/s/ William Donovan, M.D.
By: William Donovan, M.D.
Date: October 7, 2015	Chief Executive Officer